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                                                                   Exhibit 10.29

                         CARROLS HOLDINGS CORPORATION
                       1998 DIRECTORS' STOCK OPTION PLAN

1.       Purpose

         The purpose of this Plan is to further the growth and general prosperity of Carrols Holdings Corporation (the "Company") by providing an additional incentive to help attract, retain and motivate non-employee individuals as directors of the Board of the Company and to align the commonality of their interest with those of the Company's shareholders.

2.       Definitions

         As used in the Plan, the following words shall have the following meanings:

         "Award" means an award made to a Eligible Director pursuant to the Plan and described in Paragraph 6, including, without limitation, an award of an Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, or Other Stock-Based Awards or any combination of the foregoing.

         "Award Agreement" means an agreement between the Company and a Eligible Director that sets forth the terms, conditions and limitations applicable to an Award.

         "Board" means the Board of Directors of the Company as constituted from time to time.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         "Cause" has the meaning determined by the Committee and set forth in the applicable Eligible Director's Award Agreement.

         "Change of Control" means:

                  (a) The acquisition (other than from the Company) by any person, entity or "group", within the meaning of
                       Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act"), excluding for this purpose any employee benefit plan of the Company or its subsidiaries which acquires beneficial ownership of voting securities of the Company, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act), of more than 50% of either the then outstanding shares of common stock or the combined voting power of the Company's then

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                       outstanding voting securities entitled to vote generally
                       in the election of directors;

                  (b)(1) Individuals who are elected as members of the new
                       Board of Directors of the Company (the "Incumbent Board") pursuant to the terms of the Stockholders Agreement executed in connection with the Stock Purchase Agreement thereto (the "Stockholders Agreement") cease for any reason to constitute at least a majority of the Board; provided that any person becoming a director on or after the effective date of the Stockholders Agreement whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be for purposes of this Plan, considered as though such person were a member of the Incumbent Board,

                  (b)(2) Notwithstanding the foregoing, paragraph (b)(1) above shall not apply to any change in the Incumbent Board during the period in which the Stockholders Agreement is in effect and a majority of the Board of the Company is designated or otherwise appointed to serve on the Board under the provisions of such Stockholders Agreement;

                  (c) Approval and consummation of a reorganization, merger, or consolidation, in each case, with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, or a liquidation or dissolution of the Company or of the sale of all or substantially all of the assets of the Company; or

                  (d) The Company ceases to own at least 50 percent of Carrols Corporation.

                  (e) A Change of Control shall not be deemed to have occurred as a result of any purchase or acquisition of shares of capital stock in the Company by Madison Dearborn Capital Partners, L.P. and its affiliates (collectively "MDCP"), Madison Dearborn Capital Partners II, L.P. and its affiliates, Atlantic Restaurants, Inc. and its affiliates (collectively "Atlantic"), or any combination thereof.

         "Committee" means the Compensation Committee of the Board.

         "Director" means a member of the Board.

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         "Eligible Director" means a Director who is not an employee of the
         Company, MDCP or Atlantic, or any of their respective affiliates.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

         "Fair Market Value" as of any date:

                  (a) of Stock shall be deemed to equal (i) if the Stock is publicly traded, the average of the last reported sales prices of such Stock for ten (10) consecutive trading days as officially reported on the principal trading market on which the Stock is traded ending on the second trading day prior to the date of determination; or (ii) if the Stock is not publicly traded, the value of a Share of Stock as determined in good faith by the Committee or the Board of the Company on the advice of its independent auditors; or

                  (b) of assets other than Stock shall equal such value as determined by the Committee in its sole discretion.

         "Incentive Stock Option" means an option intended to be and designated as an incentive stock option meeting the requirements of
         Section 422 of the Code.

         "Nonqualified Stock Option" means an option that is not intended to be nor designated as an Incentive Stock Option.

         "Permanent Disability" has the meaning determined by the Committee and set forth in the applicable Eligible Director's Award Agreement.

         "Plan" means this Carrols Holdings Corporation 1997 Directors' Stock Option Plan, as amended from time to time.

         "Retirement" has the meaning determined by the Committee and set forth in the applicable Eligible Director's Award Agreement.

         "Stock" or "Share" means common stock of the Company, par value $.01 per share, which may be authorized but unissued or issued and reacquired.

         "Other Stock-Based Awards" means any Award other than a Stock Option, Stock Appreciation Right, Restricted Stock, Performance Unit or Performance Share that is valued by reference to or otherwise based upon the Stock.

         "Stock Options" means the collective reference to Incentive Stock Options and Nonqualified Stock Options.

         "Subsidiary" means any corporation, other than the Company, in which the Company has at least a fifty percent beneficial ownership interest.

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3.       Administration

         (a) The Plan shall be administered by the Committee. Members of the Committee shall qualify to administer and make Awards under the Plan for purposes of Section 162(m) of the Code and Rule 16b-3 (and any other applicable rule) promulgated under Section 16(b) of the Exchange Act. The Committee may adopt its own rules or procedures, and the action of a majority of the Committee, taken at a meeting or taken without a meeting by a writing signed by such majority, shall constitute action by the Committee. The Committee shall have the power and authority to administer, construe and interpret the Plan, to make rules for carrying it out and to make changes in such rules. Any such interpretations, rules, and administration shall be consistent with the basic purposes of the Plan.

         (b) The Committee may delegate to the Chief Executive Officer and to other senior officers of the Company its duties under the Plan subject to such conditions and limitations as the Committee shall prescribe; provided, however, that only the Committee may designate and make Awards to Eligible Directors who are subject to Section 16 of the Exchange Act and Section 162(m) of the Code.

         (c) The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company, and the officers and directors of the Company shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Eligible Directors, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards made under the Plan, and all members of the Committee shall be fully protected by the Company with respect to any such action, determination or interpretation.

4.       Award Agreement

         The terms, conditions and limitations of each Award under the Plan shall be determined by the Committee subject to the limitations provided for in Paragraph 7 below, and shall be set forth in an Award Agreement, in a form approved by the Committee, consistent, however, with the terms of the Plan; provided, however, that such Award Agreement shall contain provisions dealing with the treatment of Awards in the event of the termination, death or disability of a Eligible Director.

5.       Grant of Awards

          (a) Each Eligible Director shall receive a grant of an Option (the "Initial Option" to purchase 1000 Shares on the Effective
                  Date (as defined in Paragraph 18).

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         (b)      On each anniversary date of the Effective Date each Eligible
                  Director shall receive a grant of an Option to purchase additional Shares in such amounts as shall be determined annually by the Committee.

         (c) Upon the grant of each Option, the Company and the Eligible Director shall enter into an Option Agreement, which shall specify the grant date and the exercise price and shall include or incorporate by reference the substance of this Plan and such other provisions consistent with this Plan as the Board may determine.

6.       Awards

         As the Committee may determine, the following types of Awards may be granted under the Plan to Eligible Directors, either alone, in combination or on an alternative basis:

         (a) Incentive Stock Options: These are options within the meaning of Section 422 of the Code to purchase Stock. In addition to other restrictions contained in the Plan, an option granted under this Paragraph 6(a), (i) may not be exercised more than 10 years after the date it is granted, (ii) may not have an option exercise price less than the Fair Market
                  Value of the Stock on the date the option is granted, (iii) must otherwise comply with the requirements of Section 422 of the Code, and (iv) must be designated as an "Incentive Stock Option" by the Committee. To the extent the aggregate Fair Market Value (determined as of the time the Incentive Stock Option is granted) of the Stock with respect to which Incentive Stock Options become exercisable for the first time by an individual during any calendar year under all plans of the Company or any Subsidiary exceeds ONE HUNDRED THOUSAND DOLLARS ($100,000), such options shall be treated as Nonqualified Stock Options. Payment of the option exercise price shall be made (i) in cash, (ii) by delivering shares of Stock already owned by the Eligible Director,
                  (iii) by delivering a promissory note to the Company that is either (A) unsecured and full recourse against the Eligible Director or (B) nonrecourse but secured by the Stock being purchased by such exercise and by other assets having a Fair Market Value equal to not less than forty (40) percent of the exercise price per share (a "Nonrecourse Note") and, in either event, such note shall mature on the fifth anniversary date thereof and shall bear interest, payable quarterly, at the Federal mid-term rate provided under
                  Section 1274(d) of the Code; (iv) by a combination of any of the foregoing, in accordance with the terms of the Plan, the Award Agreement, and any applicable guidelines of the Committee in effect at the time, or (v) by any other means approved by the Committee. The terms of a Nonrecourse Note shall provide that: (i) any dividends received on Stock securing a Nonrecourse Note shall be applied toward payment of the principal and accrued interest of the Nonrecourse Note; and (ii) a Nonrecourse Note shall become immediately due and payable upon the sale of Stock securing the Nonrecourse Note and the proceeds shall be applied to the payment of the unpaid principal balance and accrued interest of the Nonrecourse Note.

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         (b)      Nonqualified Stock Options: These are options to purchase
                  Stock which are not intended to be and are not designated by the Committee as "Incentive Stock Options." At the time of the Award, the Committee shall determine, and shall have included in the Award Agreement or other Plan rules, the option exercise period, the option price, and such other conditions or restrictions as may be appropriate. In addition to the other restrictions contained in the Plan, an option granted under this Paragraph 6(b), (i) may not be exercised more than 10 years after the date it is granted, and (ii) may not have an option exercise price less than 100% of the Fair Market Value of Stock on the date the option is granted. Payment of the option exercise price shall be made (i) in cash, (ii) by delivering shares of Stock already owned by the Eligible Director, (iii) by delivering a promissory note to the Company that is either
                  (A) unsecured and fully recourse against the Eligible Director or (B) nonrecourse but secured by the Stock being purchased by such exercise and by other assets having a Fair Market Value equal to not less than forty (40) percent of the exercise price per share (a "Nonrecourse Note") and, in either event, such note shall mature on the fifth anniversary date thereof and shall bear interest, payable quarterly, at the Federal mid-term rate provided under
                  Section 1274(d) of the Code; (iv) by a combination of any of the foregoing, in accordance with the terms of the Plan, the Award Agreement, and any applicable guidelines of the Committee in effect at the time, or (v) by any other means approved by the Committee. The terms of a Nonrecourse Note shall provide that: (i) any dividends received on Stock securing a Nonrecourse Note shall be applied toward payment of the principal and accrued interest of the Nonrecourse Note; and (ii) a Nonrecourse Note shall become immediately due and payable upon the sale of Stock securing the Nonrecourse Note and the proceeds shall be applied to the payment of the unpaid principal balance and accrued interest of the Nonrecourse Note.

         (c) Stock Appreciation Rights: These are rights that on exercise entitle the holder to receive the excess of (i) the Fair Market Value of a Share of Stock on the date of exercise over (ii) the Fair Market Value on the date of award or, if connected with a previously issued Stock Option, the Fair Market Value at the time such previously issued Stock Option was granted (the "base value"), multiplied by (iii) the number of Shares covered by the rights exercised, as determined by the Committee. A Stock Appreciation Right granted under the Plan may, but need not be, granted in tandem with a Stock Option under Paragraphs 6(a) or 6(b). The Committee, in the Award Agreement or by other Plan rules, may impose such restrictions or conditions on the exercise of Stock Appreciation Rights as it deems appropriate, and may terminate, amend, or suspend such Stock Appreciation Rights at any time. No Stock Appreciation Right granted under this Plan may be exercised more than 10 years after the date it is granted.

         (d) Restricted Stock: Restricted Stock is Stock delivered to a Eligible Director with or without payment of consideration, subject to such conditions, terms and restrictions (including performance-based or employment-based vesting,

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                  forfeiture conditions and transfer restrictions) on the
                  Eligible Director's right to transfer or sell such Stock. The number of Shares of Restricted Stock and the restrictions or conditions on such Shares shall be determined by the Committee, in the Award Agreement or by other Plan rules, and the certificate for the Restricted Stock shall bear evidence of the restrictions or conditions.

          (e) Other Stock-Based Awards: Other Stock-Based Awards may be granted to such Employees as the Committee may select, at any time and from time to time as the Committee shall determine. The Committee shall have complete discretion in determining the number of Shares subject to such Awards, the consideration for such Awards and the terms, conditions and limitations pertaining to same including, without limitation, restrictions based upon the achievement of specific business objectives, tenure, and other measurements of individual or business performance, and/or restrictions under applicable federal or state securities laws, and conditions under which same will lapse. Such Awards may include the issuance of Stock in payments of amounts earned under other incentive compensation plans of the Company. The terms, restrictions and conditions of the Award need not be the same with respect to each Eligible Director.

                  The Committee may, in its sole discretion, direct the Company to issue Shares subject to such restrictive legends and/or stop transfer instructions as the Committee deems appropriate.

7.       Limitations and Conditions

         (a) The number of Shares available for Awards under this Plan shall be 10,000 Shares or, if greater, such Shares as approved by the Committee. The Shares available for Awards under this Plan will be available for grant at an exercise price per share as determined by the Committee. The number of Shares subject to Awards under the Plan (including, but not limited to, Stock Options and Stock Appreciation Rights) to any one Eligible Director shall not exceed 5,000 Shares. To the extent that any Award is canceled or forfeited, or terminates, expires, or lapses for any reason, any unissued Shares subject to such Award shall again be available for grant under the Plan.

         (b) No Awards shall be made under the Plan beyond ten years after the effective date of the Plan, but the terms of Awards made on or before the expiration thereof may extend beyond such expiration.

         (c) Nothing in this Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to remove any Eligible Director as a member of the Board, nor confer upon any Eligible Director any right to continue as a Director of the Company or any Subsidiary.

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         (d)     Deferral of Award payouts may be provided for, at the sole discretion of the Committee, subject to such terms and conditions as the Committee may specify in the Award Agreements.

         (e) Eligible Directors shall not have any of the rights or privileges of stockholders of the Company with respect to any Shares purchasable in connection with any Award, unless and until certificates representing such Shares have been issued by the Company to such Eligible Directors, except as otherwise specifically provided.

         (f) Except as otherwise provided in this Paragraph 7, no Stock Option or other Award under the Plan shall be sold, transferred, assigned or otherwise alienated or hypothecated by the Eligible Director, other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable during the Eligible Director's lifetime only by the Eligible Director or the Eligible Director's legal representative. The Eligible Director may, if permitted by state law or the rules and regulations governing any exchange on which the Stock is traded, transfer, without payment of consideration, any Stock Option, other than Incentive Stock Options, to a member of such Eligible Director's immediate family or to a trust or partnership whose beneficiaries are members of such Eligible Director's immediate family. For purposes of this Paragraph, the term "immediate family" shall include the Eligible Director's spouse, children and grandchildren.

         (g) No grant or Award related payout under this Plan shall be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or its Subsidiaries and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. This Plan is not a "Retirement-Plan" or "Welfare Plan" under the Employee Retirement Income Security Act of 1974, as amended.

         (h) No benefit or promise under the Plan shall be secured by any specific assets of the Company or any of its Subsidiaries, nor shall any assets of the Company or any of it Subsidiaries be designated as attributable or allocated to the satisfaction of the Company's obligations under the Plan.

         (i) Prior to the issuance of Shares, the Eligible Director must execute a shareholder's agreement containing such terms and conditions as determined by the Committee and approved by the Board.

8.       Option Terms

         (a) The exercise period for a Stock Option, including any extension which the Committee may from time to time decide to grant, shall not exceed ten years from the date of grant.

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         (b)     Except as otherwise provided by the Committee, a Stock
                 Option shall become exercisable with respect to 25% of the Shares commencing on December 31 following the date of grant, with an additional 25% becoming exercisable on each successive December 31 grant thereafter; provided, in each case, that the Eligible Director shall have continuously remained as an active member of the Board.

         (c) Except as otherwise provided by the Committee, if an Eligible Director ceases to be a member of the Board then the Stock Options held by the Eligible Director shall have the vesting and exercise terms as determined by the Committee and provided in the applicable Eligible Director's Award Agreement.

9.       Dividends and Dividend Equivalents

         The Committee may provide that Awards earn dividends or dividend equivalents. Such dividends or dividend equivalents may be paid currently or may be credited to an account established by the Committee under the Plan in the name of the Eligible Director. Any crediting of dividends or dividend equivalents may be subject to such restrictions and conditions as the Committee may establish, including reinvestment in additional Shares or Share equivalents.

10.      Adjustments

         In the event of a reclassification, recapitalization, merger, consolidation, reorganization, stock dividends, stock split or reverse stock split, including, without limitation, a distribution of the stock of a Subsidiary, combination or exchange of Shares, the Committee shall determine, in its discretion, the appropriate adjustments, if any, to (a) the number of Shares which may be issued under the Plan, and (b) the number of Shares issuable and the exercise price per Share pursuant to any outstanding Award theretofore granted under this Plan.

11.      Change of Control

         In the event of a Change of Control, any or all Stock Options and Stock Appreciation Rights still outstanding shall, notwithstanding any contrary terms of the Award Agreement, vest and become exercisable in full on the date of such Change of Control. As soon as practicable but in no event later than thirty (30) days prior to the occurrence of a Change of Control, the Committee shall notify the Eligible Director of such Change of Control. Upon a Change of Control that qualifies as an Approved Sale (as defined in Paragraph 12) in which the outstanding common stock of the Company is converted or exchanged for or becomes a right to receive any cash, property or securities other than Illiquid Consideration (as defined in Paragraph
         12), (i) the Stock Options and Stock Appreciation

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         Rights shall become exercisable solely for the amount of such cash, property or securities that the Eligible Director would have been entitled to had the Stock Options and Stock Appreciation Rights been exercised immediately prior to such event; (ii) the Eligible Director shall be given an opportunity to either (A) exercise any Stock Options and Stock Appreciation Rights prior to the consummation of the Approved Sale and participate in such sale as holders of Stock or
         (B) upon consummation of the Approved Sale, receive in exchange for such Stock Options and Stock Appreciation Rights consideration equal to the amount determined by multiplying (1) the same amount of consideration per share of Stock received by the holders of Stock in connection with the Approved Sale less the exercise price per share of Stock of such Stock Options and Stock Appreciation Rights to acquire Stock by (2) the number of shares of Stock represented by such Stock Options and Stock Appreciation Rights; and (iii) to the extent the Stock Options and Stock Appreciation Rights are not exercised prior to or simultaneous with such Approved Sale, the Stock Options and Stock Appreciation Rights shall be canceled.

12.      Sale of the Company

         (a) If the Board and the holders of a majority of the Company's Stock approve a Sale of the Company (the "Approved Sale"), the holders of Stock shall consent to and raise no objections against the Approved Sale of the Company, and if the Approved Sale of the Company is structured as a sale of capital stock, the holders of Stock shall agree to sell their shares of Stock on the terms and conditions approved by the Board and the holders of a majority of the Company's Stock. The holders of Stock shall take all necessary and desirable actions in connection with the consummation of the Approved Sale of the Company. Notwithstanding the foregoing, in the event that the consideration to be received by the holders of Stock in connection with the Approved Sale shall include either (a) shares of common stock of a class which is not listed on a national securities exchange or in the NASDAQ system and which is not entitled to registration rights for sale in a registered public offering under the Securities Act of 1933 or (b) shares of senior equity securities which do not provide for a scheduled redemption or a redemption at the option of the holders thereof, such holders shall not be required to sell their shares of Stock pursuant to this Paragraph 12(a) (collectively, the "Illiquid Consideration").

         (b) The obligations of the holders of Stock with respect to the Approved Sale of the Company is subject to the satisfaction of the condition that, upon the consummation of the Approved Sale, all of the holders of Stock receive the same form and amount of consideration per share of Stock, or if any holders of Stock are given an option as to the form and amount of consideration to be received, all holders be given the same option.

         (c) If the Company or the holders of the Company's securities enter into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated by the Securities Exchange Commission may be available with

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                  respect to such negotiation or transaction (including a
                  merger, consolidation or other reorganization), the holders of Stock shall at the request of the Company, appoint a "purchaser representative" (as such term is defined in Rule
                  501) reasonably acceptable to the Company. If any holder of Stock appoints a purchaser representative designated by the Company, the Company shall pay the fees of such purchaser representative. However, if any holder of Stock declines to appoint the purchaser representative designated by the Company, such holder shall appoint another purchaser representative (reasonably acceptable to the Company), and such holder shall be responsible for the fees of the purchaser representative so appointed.


         (d) Eligible Directors and the other holders of Stock (if any) shall bear their pro-rata share (based upon the number of shares sold) of the costs of any sale of Stock pursuant to an Approved Sale to the extent such costs are incurred for the benefit of all holders of Stock and are not otherwise paid by the Company or the acquiring party. Costs incurred by Eligible Directors and the other holders of Stock on their own behalf shall not be considered costs of the transaction hereunder.

         (e) The provisions of this Paragraph 12 shall terminate upon the completion of a Qualified Public Offering.

         (f) For purposes of this Paragraph 12, "Independent Third Party" shall mean any Person who, immediately prior to the contemplated transaction, does not own in excess of 5% of the Company's Stock on a fully-diluted basis (a "5% Owner"); who is not controlling, controlled by or under control with any such 5% Owner and who is not the spouse or descendent (by birth or adoption) of any such 5% Owner or a trust for the benefit of such 5% Owner and/or such other Persons; "Person" shall mean an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof; "Qualified Public Offering" shall mean the sale in an underwritten public offering registered under the Securities Act of 1933 of Shares of the Company's Stock resulting in aggregate gross proceeds to the Company of at least $50 million and a price per share of not less than $108.2353 (as such amount is equitably adjusted for subsequent stock splits, stock dividends and recapitalizations); and "Sale of the Company" shall mean the sale of the Company to an Independent Third Party or affiliated group of Independent Third Parties pursuant to which such party or parties acquire (i) capital stock of the Company possessing the voting power to elect a majority of the Company's board of directors (whether by merger, consolidation or sale or transfer of the Company's capital stock) or (ii) all or substantially all the Company's assets determined on a consolidated basis.

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13.      Amendment and Termination

         (a) The Committee shall have the authority to make such amendments to any terms and conditions applicable to outstanding Awards as are consistent with this Plan provided that, except for adjustments under Paragraph 10 hereof, no such action shall modify such Award in a manner adverse to the Eligible Director without the Eligible Director's consent, except as such modification is provided for or contemplated under the terms of the Award.

         (b) The Committee may terminate, amend or modify the provisions of this Plan (including any performance criteria or conditions which must be achieved in order for an Employee to receive an Award or Awards, subject to Paragraph 6(e)) at any time and from time to time; provided, however, that an amendment which requires stockholder approval in order for the Plan to continue to comply with Rule 16b-3, Section 162(m) of the Code or any other law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders. The termination, amendment or modification of the Plan may be in response to changes in the Code, the Exchange Act, national securities exchange regulations or for other reasons deemed appropriate by the Committee.

14.      Withholding Taxes

         The Company shall have the right to deduct from any cash payment made under the Plan any federal, state or local income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Company to deliver Shares upon the exercise of a Stock Option or Stock Appreciation Right, upon payment of Performance Units or Performance Shares, upon delivery of Restricted Stock or upon exercise, settlement or payment of any Other Stock-Based Award, that the Eligible Director pay to the Company such amount as may be requested by the Company for the purpose of satisfying any liability for such withholding taxes.

15.      Indemnification

         Each current or former member of the Committee, and of the Board, shall be indemnified and held harmless by the Company against any loss, cost, liability or expense that may be imposed upon, or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which the member may be a party or in which the member may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by the member in settlement thereof, with the Company's approval, or paid by the member in satisfaction of any judgment in any such action, suit or proceeding against the member, provided such member shall give the Company an opportunity, at its own expense, to handle and defend the same before the member undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which the member may be entitled under the Company's Certificate of Incorporation or By-laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

16.      Successors

         The terms of the Plan shall be binding upon the Company and its successors and assigns.

17.      Requirements of Law

         (a) The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approval by any governmental agencies or national securities exchanges as may be required.

         (b) In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

         (c) To the extent that federal laws do not otherwise control, the Plan and all Award Agreements, shall be construed in accordance with and governed by the laws of the State of New York.

18.      Effective Date and Termination Dates

         The Plan, as amended and restated, shall be effective as of February 24, 1998 (the "Effective Date") and shall terminate on February 23, 2008, subject to such earlier termination by the Board pursuant to Paragraph 13.

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

Executed on this 24 day of February, 1998

                                              CARROLS HOLDINGS CORPORATION


                                              By:   /s/ Joseph A. Zirkman
                                                    -----------------------
                                              Name:  Joseph A. Zirkman
                                              Title: Vice President